UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 27, 2022

Sonida Senior Living, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

16301 Quorum Drive
Suite 160A
Addison, Texas	75001
(Address of Principal Executive Offices)	(Zip Code)

(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SNDA	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2022, the stockholders of Sonida Senior Living, Inc. (the “Company”) approved an amendment (“Amendment No. 2”) to the Company’s 2019 Omnibus Stock and Incentive Plan, as amended (the “2019 Plan”), at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Amendment No. 2 increases the limitation on the maximum number of shares of the Company’s common stock with respect to which awards may be granted under the 2019 Plan to any one participant during any calendar year to 125,000 shares of common stock. A copy of Amendment No. 2 is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on January 27, 2022, Proposals 1, 2, 3 and 4 were approved by the Company’s stockholders and no other business was properly brought before the Annual Meeting. The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on December 22, 2021 (the “Proxy Statement”).

Proposal 1 – Election of Directors – The Company’s stockholders elected Jill M. Krueger, Max J. Levy and Elliot R. Zibel to each serve as a director of the Company for three-year terms expiring at the Company’s annual meeting of stockholders to be held in 2024. The voting results for each of these individuals were as follows:

Director	Votes “FOR”	Votes “WITHHELD”	Broker Non-Votes
Jill M. Krueger	5,976,223	620,039	361,509
Max J. Levy	5,784,418	811,844	361,509
Elliot R. Zibel	5,906,740	689,522	361,509

Proposal 2 – Ratification of the Appointment of the Company’s Independent Auditors – The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021. The voting results were 6,949,942 shares “FOR,” 4,877 shares “AGAINST,” and 2,952 abstentions.

Proposal 3 – Advisory Vote on Executive Compensation – The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement in accordance with the compensation disclosure rules of the SEC. The voting results were 5,766,491 shares “FOR,” 793,974 shares “AGAINST,” 35,797 abstentions, and 361,509 broker non-votes.

Proposal 4 – Amendment to 2019 Omnibus Stock and Incentive Plan – The Company’s stockholders approved the amendment to the Company’s 2019 Omnibus Stock and Incentive Plan, as amended, to increase the limitation on the maximum number of shares of the Company’s common stock with respect to which awards may be granted to any one participant during any calendar year to 125,000 shares of common stock. The voting results were 5,736,499 shares “FOR,” 824,590 shares “AGAINST,” 35,173 abstentions, and 361,509 broker non-votes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment No. 2 to Sonida Senior Living, Inc. 2019 Omnibus Stock and Incentive Plan, as amended

104	Cover Page Interactive Data File-formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2022	Sonida Senior Living, Inc.

	By:	/s/ David R. Brickman
	Name:	David R. Brickman
	Title:	Senior Vice President, Secretary and General Counsel